UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

601 N. Nevada Street
Carson City, Nevada 89703
(Address of principal executive offices) (Zip Code)

(604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2012, Gryphon Gold Corporation, a Nevada corporation (the “Registrant”), issued a press release announcing its financial results for its third quarter ended December 31, 2011. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

As announced via a press release, dated February 17, 2012, the Registrant will host a conference call to discuss its third quarter results and progress in advancing its Borealis project on Friday, February 24, 2012 at 4:30 p.m. ET. A copy of this press release was furnished as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on February 21, 2012, and is hereby incorporated by reference herein.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure.

The Registrant issued a news release filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release Dated February 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION.
(Registrant)

Dated: February 24, 2012	By: /s/ James O’Neil
James O’Neil
Interim Chief Executive Officer and Chief Financial Officer